UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment # 1 to

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2019

GENEREX BIOTECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-29169	98-0178636
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

10102 USA Today Way Miramar, Florida	33025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 364-2551

4145 North Service Rd, Suite 200, Burlington, Ontario Canada L7L 6A3

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Generex Biotechnology Corporation

Form 8-K/A

Amendment to Current Report on Form 8-K dated January 11, 2019

 Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K is being filed by Generex Biotechnology Corporation (“Generex”) for the purpose of amending and supplementing Item 9.01 of the Current Report on Form 8-K originally filed by Generex with the Securities and Exchange Commission (“SEC”) dated January 7, 2019, filed on January 11, 2019 (the “Original Form 8-K”) in connection with the consummation of Acquisition Agreement with the equity owners of Olaregen Therapeutix, Inc. (“Olaregen”) to acquire a majority of the equity interests in Olaregen.

As indicated in the Original Form 8-K, this Amendment No. 1 to Current Report on Form 8-K is being filed to provide the information required by Item 9.01(a) and (b) of Form 8-K and Rule 3-05(b) of Regulation S-X that was not previously filed with the Original Form 8-K, as permitted by the rules of the SEC.

(a)	Financial Statements of Business Acquired

The audited financial statements of Olaregen Therapeutix Inc for the for the period of inception (April 24, 2018) to June 30, 2018 including the report of Friedman LLP, and accompanying notes thereto, are filed as Exhibit 99.1 to this Amendment No. 1.

The unaudited financial statements of Olaregen Therapeutix Inc for the three (3) months ended September 30, 2018, and accompanying notes thereto, are filed as Exhibit 99.2 to this Amendment No. 1.

(b)	Pro Forma Financial Information

Unaudited pro forma combined balance sheets for the period ended October 31, 2018 and unaudited pro forma statement of operations for the year ended July 31, 2018 and the three (3) months ended October 31, 2018, and accompanying notes thereto, are filed as Exhibit 99.3 to this Amendment No. 1

(d)	Exhibits

Item No	Description
10.1	Stock Purchase Agreement between Olaregen Therapeutix Inc and Generex Biotechnology Corporation as of January 7, 2019.*
10.2	Promissory Note issued by Generex Biotechnology Corporation to Olaregen.*
10.3	Pledge and Security Agreement between Generex Biotechnology Corporation and Olaregen*
10.4	Amended and Restated Investor Rights Agreement of Olaregen.*
23.1	Consent of Friedman LLP
99.1	Audited financial statements of Olaregen Therapeutix, Inc. for the period of inception (April 24, 2018) to June 30, 2018, including the report of Friedman LLP on such audited financial statements.
99.2	Unaudited financial statements of Olaregen Therapeutix, Inc. for the three (3) months ended September 30, 2018.
99.3	Unaudited pro forma combined balance sheets for the period ended October 31, 2018 and unaudited pro forma statement of operations for the year ended July 31, 2018 and the three (3) months ended October 31, 2018.

_________

* Previously filed with the Original Reports.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENEREX BIOTECHNOLOGY CORPORATION.

Date: March 22, 2019	/s/ Joseph Moscato
Joseph Moscato
President and Chief Executive Officer

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